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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2003



                              SCANVEC AMIABLE, LTD.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Israel                  000-23734              N/A
      ----------------------------     -------------   -------------------
      (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)             File Number)    Identification No.)


  International Plaza Two, Suite 625, Philadelphia, PA           19113-1518
  ----------------------------------------------------           ----------
       (Address of principal executive offices)                  (Zip Code)


                                 (610) 521-6300
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
     ----------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)


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Item 2.  Disposition of Assets
-------  --------------------------
Sale of Scanvec Garment Systems (SGS)

On October 1, 2002, the Company sold its 63.8% ownership interest in SGS to a minority shareholder in SGS for $35,000 in cash and a long-term note receivable with a minimum value of $180,000. The net assets of SGS primarily consisted of acquired plotter technology. The Company recognized a gain of $66,000 on the sale.

The value of the net assets used in this transaction was arrived at through negotiations between the buyer and seller.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCANVEC AMIABLE, LTD.
                                        Registrant




                                        /s/ Dr. Ramon Harel
March 27, 2003                          -------------------------------------
                                        Dr. Ramon Harel
                                        Chief Executive Officer